Casper Crude to Rail, LLC and Subsidiary Contents Unaudited Condensed Consolidated Financial Statements Balance Sheets 2 Statements of Operations 3 Statements of Member’s Equity 4 Statements of Cash Flows 5 Notes to Unaudited Financial Statements 6-10 Exhibit 99.1

Casper Crude to Rail, LLC and Subsidiary Unaudited Condensed Consolidated Balance Sheets 2 September 30, December 31, 2015 2014 Assets Current Assets Cash and cash equivalents 8,824,871$ 6,058,467$ Accounts receivable 2,662,122 2,218,627 Other current assets 420,641 178,705 Total Current Assets 11,907,634 8,455,799 Property and Equipment, net 62,089,406 62,167,194 Other Noncurrent Assets 606,996 - Total Assets 74,604,036$ 70,622,993$ Liabilities and Member's Equity Current Liabilities Accounts payable 893,350$ 1,475,181$ Accrued liabilities 455,263 2,609,365 Total Liabilities 1,348,613 4,084,546 Member's Equity 73,255,423 66,538,447 Total Liabilities and Member's Equity 74,604,036$ 70,622,993$ See accompanying notes to unaudited condensed consolidated financial statements.

Casper Crude to Rail, LLC and Subsidiary Unaudited Condensed Consolidated Statements of Operations 3 Nine Months Ended September 30, 2015 2014 Net Revenues 26,306,330$ 1,852,112$ Cost of Sales 6,957,550 913,875 Gross Profit 19,348,780 938,237 Selling, General and Administrative Expenses 1,242,561 164,427 Net Income 18,106,219$ 773,810$ See accompanying notes to unaudited condensed consolidated financial statements.

Casper Crude to Rail, LLC and Subsidiary Unaudited Condensed Consolidated Statements of Member’s Equity 4 Member's Retained Capital Earnings Total Balance, December 31, 2014 63,960,276$ 2,578,171$ 66,538,447$ Capital Contributions 5,775,000 - 5,775,000 Distributions (17,164,243) - (17,164,243) Net Income - 18,106,219 18,106,219 Balance, September 30, 2015 52,571,033$ 20,684,390$ 73,255,423$ See accompanying notes to unaudited condensed consolidated financial statements.

Casper Crude to Rail, LLC and Subsidiary Unaudited Condensed Consolidated Statements of Cash Flows 5 Nine Months Ended September 30, 2015 2014 Cash Flows from Operating Activities Net Income 18,106,219$ 773,810$ Adjustments to reconcile net income to net cash from operating activities: Depreciation expense 2,846,595 312,719 Changes in operating assets and liabilities: (Increase) in accounts receivable (443,495) (1,821,668) (Increase) decrease in other current assets (106,866) 143,701 (Decrease) increase in accounts payable (581,831) 4,385,591 (Decrease) increase in accrued liabilities (2,154,102) 2,771,343 Net cash provided by operating activities 17,666,520 6,565,496 Cash Flows from Investing Activity Purchases of property and equipment (3,510,873) (35,461,507) Net cash used in investing activities (3,510,873) (35,461,507) Cash Flows from Financing Activities Capital contributions from Member 5,775,000 25,855,082 Distributions to Member (17,164,243) - Net cash used in financing activities (11,389,243) 25,855,082 Net Change in Cash and Cash Equivalents 2,766,404 (3,040,929) Cash and Cash Equivalents, beginning of period 6,058,467 5,532,377 Cash and Cash Equivalents, end of period 8,824,871$ 2,491,448$ See accompanying notes to unaudited condensed consolidated financial statements.

Casper Crude to Rail, LLC and Subsidiary Notes to Unaudited Condensed Consolidated Financial Statements 6 1. Description of the Business and Summary of Significant Accounting Policies Organization and Nature of Operations Casper Crude to Rail, LLC and Subsidiary (“the Company”) was formed on February 25, 2013, started operations on September 1, 2014, and is a wholly owned subsidiary of Casper Crude to Rail Holdings, LLC (“the Member”). The Company has executed ten-year renewable agreements with Spectra Energy Corporation and BNSF Railway Company to operate a transloading and storage terminal facility for crude oil products between Spectra Energy’s Express Pipeline and BNSF Railway with whom substantially all of the Company’s business will be conducted. This agreement allows for unit train and manifest loading of products as well as on-site blending of products. The Company has executed three to five year use-or-pay throughput agreements with three major refining companies for up to 43,750 barrels of crude oil per day. Basis of Accounting The condensed consolidated financial statements have been prepared based on the accounting principles generally accepted in the United States of America. Principles of Consolidation The condensed consolidated financial statements include the accounts of Casper Crude to Rail, LLC and its wholly owned Subsidiary CCR Pipeline, LLC. All significant intercompany balances and transactions have been eliminated in consolidation. Revenue Recognition The company recognizes revenue on sales when (1) persuasive evidence that an arrangement exists; (2) delivery of the product has occurred; (3) the selling price of the product is fixed or determinable; and (4) collectability is reasonably assured. Cash and Cash Equivalents Cash and cash equivalents consist of cash in bank accounts which are principally maintained at one financial institution. Accounts maintained at commercial banks are insured by the Federal Deposit Insurance Corporation (“FDIC”) for up to $250,000 per financial institution. At times throughout the year, the account balances may exceed the FDIC insured limits. Accounts Receivable Accounts receivable are stated at the amount the Company expects to collect and do not bear interest. The collectability of accounts receivable balances is regularly evaluated based on a combination of factors such as customer creditworthiness, past transaction history with the customer, current economic industry trends, and changes in customer payment patterns. If it is determined that a customer will be unable to fully meet its financial obligation, such as in the case of a bankruptcy filing or other material events impacting its business, a specific reserve for bad debt is recorded to reduce the related receivable to the amount expected to be recovered. Property and Equipment Property and equipment are stated at cost less accumulated depreciation. Expenditures for repairs and maintenance are charged to expense as incurred, and additions and improvements

Casper Crude to Rail, LLC and Subsidiary Notes to Unaudited Condensed Consolidated Financial Statements 7 that significantly extend the lives of assets are capitalized. Upon the sale or other retirement of depreciable property, the cost and accumulated depreciation are removed from the related accounts and any gain or loss is reflected in operations. Depreciation is provided using the straight-line method over the estimated useful lives of the depreciable assets, ranging from five to fifteen years. Impairment of Long-Lived Assets The Company periodically reviews long-lived assets for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable. The Company performs undiscounted operating cash flow analyses to determine if impairment exists. If the carrying value of the long-lived asset is not recoverable on an undiscounted cash flow basis, impairment is recognized to the extent that the carrying value exceeds its fair value. There was no impairment of long-lived assets during the nine months ended September 30, 2015 and 2014. Income Taxes The Company is organized as a limited liability company. The Member is 100% liable for the Company’s taxable income. Therefore, no provision for income taxes is reflected in these consolidated financial statements. The Company accounts for uncertainty in income taxes recognized in accordance with FASB ASC 740. The Company includes interest and penalties related to its uncertain tax positions as part of income tax expense, if any. The Company has not identified any uncertain tax positions as of and for the nine months ended September 30, 2015 and 2014 for which a liability reserve is required. Fair Value Measurements Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Generally accepted accounting principles establish a fair value hierarchy which gives the highest priority to observable inputs such as quoted prices in active markets for identical assets or liabilities (Level 1), the next highest priority to inputs from observable data other than quoted prices (Level 2) and the lowest priority to unobservable inputs (Level 3). Inputs are broadly defined as assumptions market participants would use in pricing an asset or liability. The determination of where an asset or liability falls in the hierarchy requires significant judgment and considers factors specific to the instrument. The reported amount of cash, prepaid expenses, accounts payable, and accrued liabilities approximate their fair values because of the short-term nature of these instruments.

Casper Crude to Rail, LLC and Subsidiary Notes to Unaudited Condensed Consolidated Financial Statements 8 Use of Estimates The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. 2. Property and Equipment Property and equipment consist of the following major classifications: September 30, December 31, 2015 2014 Land $ 6,153,759 $ 6,153,759 Terminal facility 47,340,267 40,267,696 Pipeline 10,599,097 10,599,097 Construction in Progress 1,972,077 6,286,860 66,065,200 63,307,412 Accumulated depreciation and amortization (3,975,794) (1,140,218) Total 62,089,406$ 62,167,194$ Construction in progress as of September 30, 2015 consists of the addition of two storage tanks at the terminal facility. Accordingly, no related depreciation was recorded during the nine months ended September 30, 2015 as this project is incomplete. The Company expects additional costs to complete construction in progress to be approximately $117,777 as of September 30, 2015, and will begin depreciating these costs per completion of the project. 3. Operating Leases The Company leases certain properties under a long-term, non-cancelable operating lease agreement. The total lease payments made under this agreement is $146,086, of which $46,086 was paid in 2013 and the remainder was paid in 2014. The Company amortizes these payments over the term of the lease, which terminates in 2023. The lease has two renewal periods of ten years each. Rent expense incurred under operating leases totaled $12,819 and $4,658 for the nine months ended September 30 2015 and 2014, respectively. 4. Related Party Transactions The Company engages Cogent Energy Solutions, LLC and its affiliates to perform various tasks outside of the management of the Company. During the nine months ended September 30, 2015 and 2014, the Company paid $15,706 and $493,360, respectively, for construction and other costs.

Casper Crude to Rail, LLC and Subsidiary Notes to Unaudited Condensed Consolidated Financial Statements 9 During the nine months ended September 30, 2015 and 2014 the Company paid $206,630 and $864 respectively, to affiliates of Stonepeak Advisors, LLC that were recorded as general and administrative costs. The Company engaged the services of various affiliates of CTRAN, LLC as part of the construction and operations of the terminal facility. During the nine months ended September 31, 2015 and 2014, the affiliated entities charged $504,523 and $4,432,916, respectively to the Company. These expenditures are recorded in property and equipment or cost of sales. CTRAN, LLC has an ownership interest in the Member. The Company acquired the land upon which to construct the facility from CTRAN, LLC during 2013.The cost to acquire the property was $6,003,183 and is recorded as property and equipment. Cogent Energy Solutions, LLC and CTRAN, LLC jointly own Wyoming Operating Company LLC. That entity operates the Company terminal under a management services agreement. During the nine months ended September 30, 2015 and 2014, the Company paid Wyoming Operating Company LLC $1,190,280 and $492,999, respectively. These charges were recorded as cost of sales. Cogent Energy Solutions, LLC has an ownership interest in the Member. On a quarterly basis, at the commencement of commercial operations, the Company began paying Stonepeak Advisors, LLC on be behalf of the Member, a management fee of one percent of quarterly EBITDA not to exceed $250,000 in the aggregate, during the year. The Company has paid $87,813 of management fees thru September 30, 2015. There were no management fees incurred or paid during the nine months ended September 30, 2014. 5. Member’s Equity Casper Crude to Rail, LLC was incorporated as a limited liability company on February 25, 2013 pursuant to the Wyoming Limited Liability Company Act. The Company was capitalized with an initial capital contribution from Casper Crude to Rail Holdings, LLC its sole Member. The Member has sole responsibility for management of the business and affairs of the Company. The Member is not personally liable for the debts, obligations or liabilities of the Company beyond such Member’s capital contributions, solely by reason of being a member or acting as a Manager. Allocation of Profit, Losses and Other Items All items of income, gain, loss and deduction of the Company’s operations shall be allocated 100% to the Member. Distribution Priorities The limited liability company agreement governs distribution priorities. Distributions include all payments made to the Member except for reimbursements made in the normal course of business. The Member is entitled to receive 100% of all distributions. Distributions to the Member for the nine months ended September 30, 2015 were $17,164,243.

Casper Crude to Rail, LLC and Subsidiary Notes to Unaudited Condensed Consolidated Financial Statements 10 Liquidation Rights The limited liability company agreement governs liquidation rights. Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or any sale, the Company shall distribute additional amounts available after satisfying the Company’s debt and obligations. 6. Commitments and Contingencies The Company is subject to various claims and assessments in the ordinary course of business. Management believes that resolution of any such matters will not have a material effect on the Company’s financial position or results of operations. The Company is subject to various federal, state and local environmental laws and regulations in the normal course of conducting its business. The Company conducts an ongoing monitoring and compliance program and records provisions for expected environmental costs. Management is not aware of any environmental matters that it believes would have a material adverse effect on the consolidated financial condition of the Company. 7. Subsequent Events On November 17, 2015, USD Partners, LP (“USD”), through its wholly-owned subsidiary USDP CCR LLC, acquired 100% of membership interests of the Company for approximately $210,400,000 in cash and 1,733,582 of USD’s unregistered common units representing limited partner interests in USD.